SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2008
Date of Report (Date of earliest event reported)

INTERNATIONAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-52040
(Commission File Number)

98-0195748
(I.R.S. Employer Identification No.)

1200 G Street, NW Suite 800 Washington, District of Columbia 20005
(Address of principal executive offices)

(800) 676-1006
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.	Registrant’s Business and Operations

None

SECTION 2.	Financial Information

None

SECTION 3.	Securities and Trading Markets

None

SECTION 4.	Matters Related to Accountants and Financial Statements

None

SECTION 5.	Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 15, 2008 Mr. Gregory O’Reilly resigned from the Company’s Board of Directors and as the Company’s Chief Executive Officer and President for personal reasons and not as a result of any disagreement between himself and the Company. In connection therewith the Company and Mr. O’Reilly entered into an Agreement dated October 15, 2008 pursuant to which the Employment Agreement between the Company and Mr. O’Reilly.

Effective October 15, 2008 the Company’s Board of Directors appointed Mr. Charles Bell to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

The Board of Directors also appointed Mr. Bell as the Company’s Chief Executive Officer and President.

In 2002, Mr. Bell joined Houston, Texas based Allied Home Mortgage Capital Corporation, one of the largest privately held U.S. mortgage banker, lending over $15 billion and processing up to 12,000 loans monthly in 50 states since 1991. As a Branch Owner/Manager, he built the company's Maryland operations, managing multiple offices across the state. In 2005, Mr. Bell joined Transcontinental Lending Group, Inc. as Regional Manager, where he was appointed to lead the company's expansion into the Mid Atlantic Region. Mr. Bell's experience includes working in concert with private investors and government regulators from HUD, FHA and various state compliance and regulatory authorities. During the course of his career, Mr. Bell has worked with major multinational corporations and international investment banks to develop and launch numerous financial products.

Effective October 15, the Board of Directors appointed Mr. Jatinder S. Bhogal, to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

Subject to, and upon, commencement of Mr. Bhogal’s tenure as a non- employee director, he will be granted 50,000 options in accordance with the Company’s Non-Employee Director Compensation Guidelines; each option when vested will permit Mr. Bhogal to purchase one share of the Company’s common stock at a price per share equal to the closing price of the Company’s common stock as reported on the Over the Counter Electronic Bulletin Board on October 15, 2008, the date Mr. Bhogal commenced his tenure as a director.

The options will vest in five equal annual installments of 10,000 options commencing on October 15, 2008, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Bhogal and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Bhogal ceases to be a director of the Company.  Upon termination of such service Mr. Bhogal will have a specified period of time to exercise vested options, if any.

Mr. Bhogal will be entitled to cash compensation paid to non-employee directors and reimbursement of expenses incurred in connection with his services as a director.

Since December 1993, Mr. Bhogal has worked as a business consultant to emerging growth companies. For nearly 15 years, Mr. Bhogal has provided early business development guidance and consulting to companies developing healthcare services, medical devices, pharmaceuticals and vaccines, solar-photovoltaics, biofuels, and information technology solutions.

As at October 15, 2008, Mr. Charles Bell serves as our President and Chief Executive Officer and Mr. Frank J. Fabio serves as our Chief Financial Officer and Secretary.

As at October 15, 2008 our Board of Directors consists of four (4) persons as follows:

Mr. Charles Bell, Mr. Derek J. Cooper,  Jatinder S. Bhogal and Ms. Joanne Stephenson

SECTION 6.	[Reserved]

N/A

SECTION 7.	Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.	Other Events

None

SECTION 9.	Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description

10.1	Agreement dated October 15, 2008 between Gregory O’Reilly and International Energy, Inc.

10.2	Employment Agreement dated October 15, 2008 between Charles Bell and International Energy, Inc.

10.3	Option Agreement dated October 15, 2008 between Jatinder S. Bhogal and International Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ENERGY, INC.

/s/ Charles Bell
Charles Bell
Chief Executive Officer and President

Dated: October 21, 2008

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2008

Date of Report (Date of earliest event reported)

International Energy, Inc.

Index to Exhibits

Number	Exhibit Description

10.1	Agreement dated October 15, 2008 between Gregory O’Reilly and International Energy, Inc.

10.2	Employment Agreement dated October 15, 2008 between Charles Bell and International Energy, Inc.

10.3	Option Agreement dated October 10, 2008 between Jatinder S. Bhogal and International Energy, Inc.